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EXHIBIT 10.3





[Name]
Director
Lawrence Financial Holdings, Inc.
311 South Fifth Street
Ironton, Ohio  45638


Dear Mr. [Name]:

         In connection with the anticipated merger (the "Merger") of Lawrence Financial Holdings, Inc. ("Lawrence Financial") with and into Oak Hill Financial, Inc. ("Oak Hill Financial") as contemplated by the Agreement and Plan of Merger, by and between Oak Hill Financial and Lawrence Financial (the "Merger Agreement"), which is entered into as of today, Lawrence Financial, Lawrence Federal Savings Bank ("Lawrence Federal"), Oak Hill Financial and you hereby enter into this agreement (this "Agreement"). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning set forth in the Merger Agreement.

         In the event that the Effective Time does not occur for any reason, this Agreement shall be deemed null and void AB INITIO and of no force and effect, and the Lawrence Federal Savings Bank Amended and Restated Director Retirement Agreement by and among you and Lawrence Federal dated as of December 24, 2003 (the "Director Retirement Agreement"), shall be reinstated effective immediately; provided that you have not yet received the payment set forth in
Section 1(a) of this Agreement. If you have received the full payment set forth in Section 1(a) of this Agreement, and the Effective Time does not occur for any reason, you acknowledge and agree that, the Director Retirement Agreement shall be null and void and you shall have no further rights under the Director Retirement Agreement.

         1.    COMPENSATION AND BENEFITS.

         (a) DIRECTOR RETIREMENT AGREEMENT. No later than December 15, 2004, Lawrence Financial shall make to you a lump sum payment in cash in the amount equal to $__________ (the "Director Retirement Agreement Payment"). For the avoidance of doubt, and notwithstanding anything herein to the contrary, this Director Retirement Agreement Payment shall not be taken into account in computing any benefits under any plan, program or other arrangement of Oak Hill Financial, Lawrence Financial, Lawrence Federal or their affiliates.

         (b) OPTIONS AND RESTRICTED STOCK. All stock options, as well as any shares of restricted stock, held by you that have not vested or exercised as of the Effective Time, will be treated in accordance with the Merger Agreement. For the avoidance of doubt, and notwithstanding anything herein to the contrary, the payment described in this paragraph shall not be taken into account in computing any benefits under any plan, program or other arrangement of Oak Hill Financial, Lawrence Financial, Lawrence Federal or their affiliates.


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         (c)  DEFERRED FEE AGREEMENT.  At the Effective Time, Lawrence Financial
agrees to pay to you all benefits due under the Lawrence Federal Savings Bank Deferred Fee Agreement as of the Effective Time.

         2. WITHHOLDING AND DEDUCTIONS. If required to do so, Lawrence Financial will withhold and deposit all federal, state and local income and employment taxes that are owed with respect to all amounts paid or benefits provided to or for you by Lawrence Financial or any affiliate pursuant to this Agreement. You, Lawrence Financial and Oak Hill Financial agree that none of the payments and benefits payable or provided to you or for your benefit in connection with the Merger under this Agreement or otherwise are expected to constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

         3. SUCCESSORS. This Agreement is personal to you and without the prior written consent of Oak Hill Financial shall not be assignable by you otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by your legal representatives. This Agreement shall inure to the benefit of and be binding upon Lawrence Financial, Oak Hill Financial and their successors and assigns.

         4. WAIVER. Failure of Oak Hill Financial to demand strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

         5. GOVERNING LAW AND JURISDICTION. This Agreement is governed by and construed under the laws of the State of Ohio, without regard to conflict of laws rules. You, Lawrence Financial and Oak Hill Financial (a) hereby consent to submit to the exclusive personal jurisdiction of any Federal court located in the State of Ohio or any court of the State of Ohio in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, and (b) hereby waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement. Each party to this Agreement also hereby waives any right to trial by jury in connection with any suit, action, or proceeding under or in connection with this Agreement.

         6. ENTIRE AND FINAL AGREEMENT. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. Once signed by the parties hereto, no provision of this Agreement may be modified or amended unless agreed to in a writing, signed by you and a duly authorized officer of Lawrence Financial and Oak Hill Financial.

         7. ASSIGNMENT. Neither this Agreement nor any of the rights, obligations or interests arising hereunder may be assigned by you. Neither this Agreement nor any of the rights, obligations or interests arising hereunder may be assigned by Lawrence Financial or Oak Hill Financial without your prior written consent, to a person or entity other than an affiliate or parent entity of Lawrence Financial or Oak Hill Financial, or their successors or assigns; PROVIDED, HOWEVER, that, in the event of the merger, consolidation, transfer, or sale of all or substantially all of the assets of Lawrence Financial or Oak Hill Financial with or to any other individual or


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entity, this Agreement shall,  subject to the provisions hereof, be binding upon and inure to the benefit of such successor and such successor shall discharge and perform all the promises, covenants, duties, and obligations of Lawrence Financial or Oak Hill Financial hereunder.

         8.   SECTION   HEADINGS.   The  section   headings   contained  in this
Agreement are inserted for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         9.   NOTICES.   All notices required by this Agreement shall be sent in
writing and delivered by one party to the other by overnight express mail to the following persons and addresses:


          If to Lawrence Financial or Lawrence Federal:

          Jack L. Blair
          Chief Executive Officer
          Lawrence Financial Holdings, Inc.
          311 South Fifth Street
          Ironton, Ohio  45638

          With a copy to Oak Hill Financial.

          If to Oak Hill Financial:

          Ralph E. Coffman, Jr.
          President and Chief Executive Officer
          Oak Hill Financial, Inc.
          14621 State Route 93
          Jackson, Ohio  45640

          If to you:

          At the most recent address on file at Lawrence Financial.

          14. EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, and each of which shall be considered an original for all purposes.




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         If the  foregoing  is  satisfactory,  please so indicate by signing and returning to Lawrence Financial and Oak Hill Financial and the enclosed copy of this letter whereupon this will constitute our agreement on the subject.


                                           LAWRENCE FINANCIAL HOLDINGS, INC.


                                           By:  /s/
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Date:
                                                -------------------------------


                                           LAWRENCE FEDERAL SAVINGS BANK


                                           By:  /s/
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Date:
                                                -------------------------------


                                           OAK HILL FINANCIAL, INC.


                                           By:  /s/
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Date:
                                                -------------------------------


ACCEPTED AND AGREED TO:


--------------------------
[Name]
Date:______________





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Schedule A - Payments to Directors
----------------------------------

         The form of Letter Agreement set forth above is the same for all non-employee directors, except as to the name of each director and the payment to be received by each director under Section 1(a) of each Letter Agreement. The payments for each director are as follows:



                      Name                           Payment
         -------------------------------    --------------------------

         Tracy E. Brammer, Jr.                $98,134.61

         Herbert J. Karlet                    $61,427.44

         Robert N. Taylor                     $41,576.57

         Charles E. Austin II                 $38,579.85